UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2026

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown Street, Suite 550
Houston, TX 77056

Registrant’s telephone number, including area code: (832) 260-0222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Maters to a Vote of Security Holders.

The annual meeting (the “Annual Meeting”) of the stockholders of Nexalin Technology, Inc. (the “Company”) was convened at 10:00 a.m. Eastern time on August 11, 2026. Of the 22,011,302 shares of the Company’s common stock, par value $0.001 per share (the “common stock”), outstanding at the close of business on July 6, 2026, the record date for the Annual Meeting, 13,912,110 shares of common stock were present or represented by proxy at the Annual Meeting, which amounts to approximately 63.2% of the shares of the Company’s common stock outstanding and entitled to vote. As a result, quorum was met. At the Annual Meeting, the Company’s stockholders voted on the six proposals described below. The results of the items voted on at the Annual Meeting are as follows.

Item One: Election of five directors of the Company:

Name	For	Withheld	Broker Non-Votes
Leslie Bernhard	8,705,295	432,207	4,774,608
Mark White	8,840,686	296,816	4,774,608
David Owens, M.D.	8,785,477	352,025	4,774,608
Alan Kazden	8,790,402	347,100	4,774,608
Ben V. Hu, M.D.	8,763,598	373,904	4,774,608

Item Two: Approval of the Company’s 2026 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
8,248,630	815,467	73,405	4,774,608

Item Three: Approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments:

For	Against	Abstain
12,458,652	1,401,464	51,994

Item Four: Approval and adoption of an Amendment to the Amended and Restated Certificate of Incorporation of the Company to authorize 10 million shares of preferred stock:

For	Against	Abstain	Broker Non-Votes
7,863,517	1,208,690	65,295	4,774,608

Item Five: Approval and adoption of an Amendment to the Amended and Restated Certificate of Incorporation of the Company to provide for Officer Exculpation:

For	Against	Abstain	Broker Non-Votes
8,239,359	772,759	125,384	4,774,608

Item Six: Ratification of the appointment of CBIZ CPAS P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain
13,362,297	430,308	119,505

Based on the foregoing votes, the director nominees listed in Item 1 were elected, and Items 2, 3, and 6 were approved. Items 4 and 5 were not approved. No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEXALIN TECHNOLOGY, INC.

	By:	/s/ Mark White
Mark White
Chief Executive Officer

Dated: August 11, 2026

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